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                                                                EXHIBIT 10.15(a)

                  FIRST AMENDMENT TO COST ALLOCATION AGREEMENT


                 This First Amendment to Cost Allocation Agreement (the "First Amendment") is made and entered into as of this 15th day of October, 1995, by and among NHP INCORPORATED, a Delaware corporation ("NHP"), NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS, a District of Columbia corporation ("NCHP"), and NHP PARTNERS, INC., a Delaware corporation ("Partners").

                                    RECITALS

                 WHEREAS, NHP and NCHP are all of the original parties to that certain Cost Allocation Agreement dated August 18, 1995 (the "Allocation Agreement"), whereby NHP agreed to reimburse NCHP an allocable share of the rent and other charges payable under the Agreement of Lease dated September 4, 1984 by and between 1225 Eye Street, N.W. Associates Limited Partnership and NCHP, as supplemented and later amended (the "Eye Street Lease"); and

                 WHEREAS, pursuant to that certain Services Agreement dated August 18, 1995 by and among NHP, NCHP, and Partners (the "Services Agreement"), Partners agreed to reimburse NHP an allocable share of all costs incurred by NHP in providing various administrative and advisory services to Partners, NCHP and other affiliates of Partners, including an allocable share of the rent and other charges for occupancy of space from which such services are provided; and

                 WHEREAS, NHP and NCHP desire to amend the Allocation Agreement pursuant to Section 9.4 thereof to reflect an offset of all reimbursements payable by NHP under the Allocation Agreement with respect to the Eye Street Lease and all reimbursements payable to NHP under the Services Agreement with respect to space from which services thereunder are provided, and Partners wishes to agree to and acknowledge such amended provisions as applicable, all on the terms set forth in this First Amendment.

                 NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in the First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NHP, NCHP and Partners agree as follows:


                 1. All capitalized terms not otherwise defined herein shall have the meanings given in the Allocation Agreement.
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                 2.       Effective as of the Effective Date of the Allocation
Agreement, any and all installments of Basic Rent Reimbursement Payments and Additional Rent Reimbursement Payments payable by NHP under the Allocation Agreement ("NHP Payment Obligations") shall be offset by the reimbursement payable by Partners to NHP with respect to the allocable cost of space from which services are provided to Partners and its affiliates under the Services Agreement ("Partners Payment Obligations") during the corresponding time period, and all Partners Payment Obligations shall be offset by NHP Payment Obligations during the corresponding time period. NHP and Partners agree that such offsets shall constitute full satisfaction of all NHP Payment Obligations and Partners Payment Obligations during corresponding time periods, notwithstanding the fact that NHP Payment Obligations may exceed Partners Payment Obligations or Partners Payment Obligations may exceed NHP Payment Obligations with respect to any particular time period.

                 3. Each of the parties hereto agrees and acknowledges that, as of the date of the First Amendment, there is no outstanding NHP Payment Obligation or Partners Payment Obligation due and owing by either party. NCHP acknowledges that it has no knowledge of any default by NHP on or prior to the date of the First Amendment in fulfilling any of the terms of the Allocation Agreement. NCHP hereby waives any claims with respect to the subject matter of the First Amendment arising on or prior to the date of the First Amendment.

                 4. Upon termination of the Allocation Agreement, Partners shall be required to satisfy all Partners Payment Obligations arising under the Services Agreement after the date of termination of the Allocation Agreement. Upon termination of the Services Agreement, the terms of Section 2 provided herein shall be of no further effect, and NHP shall be required to satisfy all NHP Payment Obligations arising under the Allocation Agreement after the date of termination of the Services Agreement.

                 5. The amendments to the Allocation Agreement set forth herein shall be binding and take effect as of the Effective Date of the Allocation Agreement.

                 6. Except as otherwise expressly modified herein, all terms and conditions of the Allocation Agreement are hereby ratified and confirmed and are in full force and effect.



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                 IN WITNESS WHEREOF, the undersigned authorized signatories have executed this First Amendment as of the date set forth in the first paragraph of this First Amendment.



                           NHP INCORPORATED


                           By:
                              ----------------------------
                           Its:
                               ---------------------------


                           NATIONAL CORPORATION FOR
                             HOUSING PARTNERSHIPS


                           By:
                                    -----------------------
                                    J. Roderick Heller, III

                           Its:     President and Chief Executive Officer



                           NHP PARTNERS, INC.


                           By:
                                    ----------------------
                                    J. Roderick Heller, III

                           Its:     President and Chief Executive Officer




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